SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:     January 21, 2004

DUPONT PHOTOMASKS, INC.

(Exact name of registrant as specified in its charter)

000-20839
(Commission File Number)

Delaware		74-2238819
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

131 OLD SETTLERS BLVD.
ROUND ROCK, TEXAS  78664

(Address of principal executive offices, with zip code)

(512) 310-6500

Registrant’s telephone number, including area code

Item 7.          Financial Statements and Exhibits

(c)           Exhibits.

99.1         Press release dated January 21, 2004 by DuPont Photomasks, Inc.

Item 12.        Results of Operations and Financial Condition

On January 21, 2004, DuPont Photomasks, Inc., a Delaware corporation (“DPI”), announced its financial results for the fiscal quarter ended December 31, 2003.   A copy of DPI’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

This Report on Form 8-K is being furnished pursuant to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT PHOTOMASKS, INC.

Date: January 21, 2004	/s/ James W. Boeckman
James W. Boeckman
Executive Vice President, General Counsel and Secretary

DUPONT PHOTOMASKS, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 21, 2004